UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant To Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 30, 2020

LEISURE ACQUISITION CORP.

(Exact name of registrant as specified in its charter)

Delaware	001-38306	82-2755287
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

250 West 57th Street, Suite 2223

New York, New York 10107

(Address of principal executive offices) (Zip Code)

(646) 565-6940

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	LACQ	The Nasdaq Stock Market LLC
Warrants to purchase one share of Common Stock	LACQW	The Nasdaq Stock Market LLC
Units, each consisting of one share of Common Stock and one-half of one Warrant	LACQU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 1.01 Entry into a Material Definitive Agreement.

As previously disclosed, on December 27, 2019, Leisure Acquisition Corp., a Delaware corporation (“LACQ”), entered into an Agreement and Plan of Merger (the “Merger Agreement”), by and among LACQ, GTWY Holdings Limited, a Canadian corporation (the “Company”), and GTWY Merger Sub Corp., a Delaware corporation and wholly owned subsidiary of the Company (“Merger Sub”), relating to a proposed business combination transaction between LACQ and the Company (the “Business Combination”). Simultaneously with the execution of the Merger Agreement, LACQ, HG Vora Special Opportunities Master Fund, Ltd., the Sponsors (as defined in the Merger Agreement) and certain of their affiliates (collectively, the “Supporting Parties”) entered into a Transaction Support Agreement with the Company (the “Support Agreement”). On January 30, 2020, LACQ, the Company and the Supporting Parties entered into Amendment No. 1 to the Transaction Support Agreement (the “Amendment”) in order to replace the form of warrant agreement attached thereto and fix a typographical error.

A copy of the Amendment is filed with this Current Report on Form 8-K as Exhibit 10.1 and is incorporated herein by reference, and the foregoing description of the Amendment is qualified in its entirety by reference thereto.

Additional Information

In connection with the Business Combination, LACQ has filed a preliminary proxy statement / prospectus and will file a definitive proxy statement / prospectus with the SEC and will mail a definitive proxy statement / prospectus and other relevant documents to its stockholders. In addition, a Registration Statement on Form F-4 was filed with the SEC by the Company that includes the preliminary proxy statement / prospectus and will be utilized for the registration of the securities to be issued in the Business Combination. Investors and security holders of LACQ are advised to read the preliminary proxy statement, the prospectus, amendments thereto, and, when available, the definitive proxy statement / prospectus in connection with LACQ’s solicitation of proxies for its stockholders’ meeting to be held to approve the Business Combination because the proxy statement / prospectus will contain important information about the Business Combination and the parties to it. The definitive proxy statement / prospectus will be mailed to stockholders of LACQ as of a record date to be established for voting on the Business Combination. Stockholders will also be able to obtain copies of the proxy statement / prospectus, without charge, once available, at the SEC’s website at www.sec.gov or by directing a written request to Leisure Acquisition Corp., 250 West 57th Street, Suite 2223, New York, New York 10017.

Participants in the Solicitation

LACQ, the Company, and their respective directors, executive officers and other members of their management and employees, under SEC rules, may be deemed to be participants in the solicitation of proxies of LACQ’s stockholders in connection with the Business Combination. Information regarding the participants is available in the preliminary proxy statement / prospectus filed by LACQ with the SEC on January 31, 2020. Additional information regarding the participants in the proxy solicitation and a description of their direct and indirect interests is contained in the preliminary proxy statement, which can be obtained free of charge from the sources indicated above.

Non-Solicitation

This report and the exhibit hereto shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which the offer, solicitation or sale would be unlawful prior to the registration or qualification under the securities laws of any such jurisdiction.

Forward-Looking Statements

This report and the exhibit hereto include “forward-looking statements.” The actual results or events may differ from the expectations and estimates contained herein and, consequently, you should not rely on these forward looking statements as predictions of future events. Words such as “expect,” “estimate,” “project,” “budget,” “forecast,” “anticipate,” “intend,” “plan,” “may,” “will,” “could,” “should,” “believes,” “predicts,” “potential,” “continue,” and similar expressions are intended to identify such forward-looking statements. Neither LACQ nor the Company undertake any obligation to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise, except as required by law. Important factors that may affect certain estimates or expectations expressed herein include, among others, the possibility that the proposed Business Combination does not close, including due to the failure to receive required security holder approvals, or the failure of other closing conditions.

This report and the exhibit hereto are not intended to be all-inclusive or to contain all the information that a person may desire in considering an investment in LACQ and is not intended to form the basis of any investment decision in LACQ.

Additional information concerning the transaction, including relevant risk factors, are contained in LACQ’s and the Company’s filings with the sec. All subsequent written and oral forward-looking statements concerning LACQ and the Company, the proposed business combination or other matters and attributable to LACQ and the Company or any person acting on their behalf are expressly qualified in their entirety by the cautionary statements above. Readers are cautioned not to place undue reliance upon any forward-looking statements, which speak only as of the date made. Neither LACQ nor the Company undertake or accept any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in their expectations or any change in events, conditions or circumstances on which any such statement is based, except as required by applicable law.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description

10.1	Amendment No. 1 to the Transaction Support Agreement, dated January 30, 2020

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LEISURE ACQUISITION CORP.

Date: January 31, 2020	By:	/s/ Daniel B. Silvers
	Name:	Daniel B. Silvers
	Title:	Chief Executive Officer and Director